united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

2015

Annual Report

AL FRANK FUND

AL FRANK DIVIDEND VALUE FUND

Dear Shareholders,

With data compiled by Professors Eugene F. Fama and Kenneth R. French showing that stocks trading for higher book value to price ratios lost 7.86% in 2015 and stocks trading for higher earnings to price ratios lost 7.44%, it was a very tough year for many folks following Value investment strategies. Alas, that was the case for our two Funds. For the full-year 2015, the Al Frank Fund – Investor Class (VALUX) returned -6.36%, while the Al Frank Dividend Value Fund – Investor Class (VALDX) managed a -5.70% return. Those figures compare to the 0.48% total return of the Russell 3000® Index, the -4.14% total return for the Russell 3000 Value® Index and the 1.38% total return of the S&P 500® Index over the same period.

Al Frank Fund Average Annual Total Return as of 12/31/2015

	Al Frank Fund	Al Frank Fund	Russell 3000®
	Investor Class *	Advisor Class**	Index	S&P 500® Index
1 year	-6.36%	-6.09%	0.48%	1.38%
5 years	8.65%	8.92%	12.18%	12.57%
10 years	4.59%	N/A	7.35%	7.31%
Since Inception 1.2.98	9.78%		6.39%	6.15%
Since Inception 4.30.06		4.03%	6.92%	6.96%

*	Commencement of operations 01/2/1998

**	Commencement of operations 04/30/2006

Total Annual Fund Operating Expenses: Investor Class 1.57%; Advisor Class 1.32%

Net Annual Fund Operating Expenses: Investor Class 1.49%; Advisor Class 1.24%

Al Frank Dividend Value Fund Average Total Return as of 12/31/2015

	Al Frank Dividend	Al Frank Dividend
	Value Fund	Value Fund	Russell 3000®
	Investor Class *	Advisor Class**	Index	S&P 500® Index
1 year	-5.70%	-5.47%	0.48%	1.38%
5 years	8.25%	8.52%	12.18%	12.57%
10 years	4.80%	N/A	7.35%	7.31%
Since Inception 9.30.04	5.93%		8.00%	7.76%
Since Inception 4.30.06		4.11%	6.92%	6.96%

*	Commencement of operations 09/30/2004

**	Commencement of operations 04/30/2006

Total Annual Fund Operating Expenses: Investor Class 2.01%; Advisor Class 1.75%

Net Annual Fund Operating Expenses: Investor Class 1.98%; Advisor Class 1.73%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

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Current performance of the Funds may be lower or higher than the performance quoted. Performance data to the most recent month end may be obtained by visiting alfrankfunds.com. The Funds impose a 2% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. Had the fee been included, returns would be lower. Pursuant to the prospectus dated May 1, 2015, the Adviser has contractually agreed to waive its fees and/or absorb expenses through April 30, 2016 to ensure net annual operating expenses do not exceed those listed above. For performance data current to the most recent month end, please call toll-free 888.263.6443.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.

**********

The following attribution analysis illustrates some of the reasons why the Funds performed as they did during 2015 relative to their benchmarks, the Russell 3000® Index and the S&P 500® Index.

During this timeframe, the Al Frank Fund benefited from an overweight position in the Consumer Discretionary and Information Technology sectors, even as stock selection in both had a negative impact. We also had a modestly positive performance impact from our underweight position in Utilities and Financials. Our overweight position in Energy and Materials, as well as our underweight positions in Health Care and Consumer Staples, also proved to be a drag. Performance was also held back by poor selection in Consumer Staples, Materials and Industrials, while there was a positive selection effect in Telecommunications, Health Care and Financials.

The Al Frank Fund’s allocation to large-cap stocks provided a detriment to relative performance during the period, while our selection within large-caps was an even greater detractor. Our selection within mid-cap stocks provided a sizable positive impact on relative performance. Looking at specific stocks, the top five positions that had the greatest positive impact on the portfolio during 2015 were Nippon Telephone & Telegraph, Nvdia, Activision-Blizzard, Tyson Foods and Aetna. On the other side of the ledger, Bristow Group, Yamana Gold, Seagate Technology, Archer-Daniels Midland and Navios Maritime had the largest negative impact.

The weights as of 12/31/15 for the positions discussed above are as follows: Nippon Telephone & Telegraph: 1.60%, Nvdia: 0.00%, Activision-Blizzard: 0.00%, Tyson Foods: 1.79% and Aetna: 2.33%. On the other side of the ledger, Bristow Group: 0.59%, Yamana Gold: 0.50%, Seagate Technology: 0.99%, Archer-Daniels Midland: 1.73% and Navios Maritime: 0.42%

	% Net		% Net		% Net
Company Name	Assets	Sector	Assets	Market Cap	Assets
Apple Inc	2.41%	Financials	18.05%	Large	37.76%
Walt Disney	2.40%	Information Technology	17.05%	Giant	36.10%
Microsoft Corp	2.39%	Consumer Discretionary	15.08%	Medium	14.40%
Aetna Inc	2.33%	Industrials	12.55%	Small	6.40%
JPMorgan Chase & Co	2.22%	Health Care	11.12%	Micro	1.60%
Royal Caribbean Cruises Ltd	2.07%	Energy	7.67%
Bank of New York Mellon Corp	1.94%	Consumer Staples	5.66%
Manpowergroup Inc	1.93%	Materials	3.85%
Intel Corp	1.85%	Telecom Services	3.94%
Celanese Corp	1.81%	Utilities	2.15%
Tyson Foods Inc	1.79%
Wells Fargo & Co	1.76%
Amgen Inc	1.75%
Archer-Daniels-Midland Co	1.73%
Norfolk Southern Corp	1.71%

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During this timeframe, the Al Frank Dividend Value Fund benefited modestly from an overweight position in Information Technology as well as from underweight positions in Utilities, Financials and Industrials. We had favorable stock selection within Telecom Services, Health Care and Financials. Performance suffered from an overweight position in Energy as well as underweight positions in Health Care and Consumer Staples. Also, we had relatively poor stock selection within Information Technology, Materials, Consumer Discretionary and Utilities.

The Al Frank Dividend Value Fund’s allocation to large-cap stocks provided a moderate detriment to relative performance during the period, while our selection within large-caps was a sizable detractor. Our selection within mid-cap stocks provided a modestly positive impact on relative performance. Looking at specific stocks, the top five positions that had the greatest positive impact on the portfolio during 2015 were Activision-Blizzard, Nippon Telephone & Telegraph, Foot Locker, Tyson Foods and SpartanNash. On the other side of the ledger, Navios Maritime, Seagate Technology, Staples, Tidewater and Freeport McMoran Copper & Gold had the largest negative impact.

The weights as of 12/31/15 for the positions discussed above are as follows: Activision-Blizzard: 0.00%, Nippon Telephone & Telegraph: 1.60%, Foot Locker: 0.00%, Tyson Foods: 1.00% and SpartanNash: 0.00%. On the other side of the ledger, Navios Maritime: 0.00%, Seagate Technology: 1.11%, Staples: 0.89%, Tidewater: 0.00% and Freeport McMoran Copper & Gold: 0.00%

	% Net			Market	% Net
Company Name	Assets	Sector	% Net Assets	Cap	Assets
Intel Corp	2.08%	Consumer Discretionary	17.50%	Giant	36.10%
Apple Inc	1.98%	Consumer Staples	15.72%	Large	34.29%
JP Morgan Chase & Co	1.95%	Energy	15.43%	Medium	14.40%
BB&T Corp	1.90%	Financials	13.80%	Small	6.40%
Travelers Cos Inc.	1.89%	Health Care	12.37%	Micro	1.60%
Microsoft Corp	1.86%	Industrials	6.98%
Cisco Systems Inc	1.82%	Information Technology	5.57%
Medtronic PLC	1.81%	Materials	4.62%
Waste Management Inc	1.79%	Telecom Services	4.21%
Amgen Inc	1.74%	Utilities	2.43%
Aetna Inc	1.74%
Nippon Telephone & Telegraph	1.60%
BioMed Realty Trust	1.59%
Wells Fargo & Co	1.57%
Jabil Circuit Inc	1.56%

**********

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We know that we will not always be able to outperform the benchmarks in the short run, especially as our focus is always on the long-term prospects of the Funds and the stocks contained therein. As such, we remain pleased with our long-term performance comparisons. For example, as of 12/31/15, the Al Frank Fund – Investor Class (VALUX) has enjoyed an 9.78% annualized rate of return since its inception on January 2, 1998, compared to a 6.39% annualized return for the Russell 3000® Index and a 6.15% annualized return for the S&P 500® Index over the same period. As of 12/31/15, the Al Frank Dividend Value Fund – Investor Class (VALDX), with its emphasis on dividend-paying stocks, has had a 5.93% annualized rate of return since its inception on September 30, 2004, versus an 8.00% annualized return for the Russell 3000® Index and a 7.76% annualized return for the S&P 500® Index over the same period.

Remember that both of our Funds seek broad diversification with exposure across nearly all market sectors. Also, as the charts above illustrate, we remain very much an all-cap manager, with representation in micro, small, mid, large and giant-caps. We have always been equal opportunity stock pickers, free to go where we believe the bargains reside. In fact, in recent years we have moved more toward larger-cap holdings, given the opportunities we believe were presented by the relatively inexpensive valuations that were created as a result of small and mid-cap stocks dramatically outperforming since the turn of the millennium. Continued support for the shift can be found in the January 2016 S&P Indices Market Attributes report. Standard & Poor’s states that the price return since December 1999 on the Large-Cap S&P 500® Index has been +32.06% through January 31, 2016, compared to +196.34% for the S&P MidCap 400® Index and +218.49% for the S&P SmallCap 600® Index. And on the valuation side, Standard & Poor’s shows a price to earnings ratio of 18.4 times 2015 estimated earnings for the S&P 500® Index versus a P/E of 20.9 for the S&P MidCap 400® Index and 27.5 for the S&P SmallCap 600® Index.

**********

Certainly, we remain upbeat about the prospects of our broadly diversified portfolios of undervalued stocks in 2016 and beyond, but we confess to siding with the cynic in the Bill Vaughn quotation: “An optimist stays up until midnight to see the new year in. A pessimist stays up to make sure the old year leaves.” Indeed, we were happy to see 2015 expire as the year was a major letdown for U.S. equities in general and Value strategies in particular.

The capitalization-weighted S&P 500 managed a meagre 1.38% total return for 2015, but the average stock in the widely followed index lost 1.27%. Value-oriented investors would have seemingly been quite content with either of those numbers, given that the total return for the S&P 500 Value index (SVX) was -3.14% and the return for the S&P 500 Pure Value index (SPXPV) was -

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8.14%. Both of those indexes are subsets of the parent S&P 500, with membership determined across six factors: three-year change in earnings per share, three-year sales growth, one-year price momentum, price-to-earnings, price-to-sales and price-to-book value. The SVX represents approximately half of the S&P 500, with its constituents, not surprisingly, exhibiting lower scores on the Growth metrics and higher scores on the Value metrics, while the SPXPV holdings are limited to the 25% of stocks that are most Value-like.

Those miserable S&P returns were echoed by the more broadly based Russell 3000 benchmarks. While the flagship cap-weighted Russell 3000 index saw a 0.48% total return last year, that small gain masked a 4.84% setback suffered by the average holding. The performance gap between the Russell 3000 Value and Growth indexes (price-to-book, projected earnings growth and historical sales growth are the determining factors) was vast, with the former posting a 2015 total return of -4.14% and the latter turning in a nice return of +5.09%.

Those numbers in mind, and the fact that legendary value investor Warren Buffett’s Berkshire Hathaway lost 12.48% last year, we might argue that the losses on our Funds are not unreasonable, but we are quite disappointed with our performance.

Admittedly, we had expected a much better year for the overall U.S. equity market. After all, 2015 marked the third and historically best year of the four-year Presidential Cycle, while interest rates remained very low throughout the year, even as economic data improved somewhat. Also, given that 2014 and the preceding decade were sub-par for the majority of stocks, we had thought that we would see a potential performance catch-up, especially for Value strategies.

Of course, we did not predict that oil would plunge below $40, nor did we think that the strong dollar would be such a strong headwind to corporate profits. We did correctly believe that the Federal Reserve would remain highly accommodative, but we were surprised that stocks bucked the historical trend of performing well in the months before the initial hike in the Fed Funds rate that finally came in December. We were also perplexed that the significant downside volatility in the Chinese stock market was viewed as a ‘told-you-so’ in justifying the summer swoon in U.S. stocks, especially given that the Shanghai Composite index rebounded strongly in the latter part of the year to end 2015 with an 11.15% total return.

Alas, 2016 has started off miserably. The U.S. equity markets suffered their worst first-two-weeks on record, with the Dow Jones Industrial Average skidding more than 12% at the trough on Jan. 20. Incredibly, thanks to a sizable rebound in the last third of the month, January ended with the Dow off only 5.4% on a total return basis. The more broadly based and capitalization-weighted S&P 500 and Russell 3000 shed 5.0% and 5.6%, respectively, with the average stock in the latter index actually tumbling 9.6%.

Certainly, we have been at this game long enough to know that pullbacks, downturns and sell-offs are very much normal. In fact, corrections of at least 10% occur every 10 months on average and Bear Market setbacks of at least 20% happen every 3.2 years, so while the speed of the January Swoon was disconcerting, the magnitude of the decline was hardly out of the ordinary.

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Of course, the rationale—worries about Fed rate hikes, Chinese economic growth, plunging commodities prices and the health of corporate profits—was puzzling, given that nothing greatly changed on these fronts when the calendar turned and stock prices arguably already reflected many of these headwinds. As Kelly King, CEO of regional bank BB&T Corp., said at the end of January, “It’s like you woke up Jan. 2 and all of a sudden everyone decided the world is falling apart. We reject that.”

That is not to say that there has been no bad news, as crude prices have continued their collapse, likely compelling oil-producing sovereign wealth funds to liquidate big equity positions and turning investor attention to energy risks on bank balance sheets and in the junk-bond market. Also, the Shanghai Composite index has plummeted more than 20% this year as growth in China has slowed further (6.8% GDP growth in Q4) and Beijing has made sophomoric efforts to intervene in its capital markets. And U.S. economic data has hardly been robust, with Q4 GDP growth hitting a lacklustre 0.7%, orders for durable goods sinking 5.1% in December and the latest ISM Manufacturing index dipping further into contraction territory.

On the other hand, stats on unemployment, new home sales and consumer sentiment have been positive, while the Index of Leading Economic Indicators is not reflecting a substantial risk of recession, with most economists predicting U.S. GDP growth of 2%+ in 2016. In addition, central bankers in Japan and Europe have taken extra steps to bolster their economies, while the Federal Reserve has seemingly backed off plans for multiple hikes of the Fed Funds rate this year, with the net impact a significant drop in interest rates across developed countries around the world.

Amazingly, yields as of Feb. 4 on 10-year government bonds sit at 0.04% in Japan, 0.30% in Germany and 0.63% in France, with the U.S. Treasury benchmark at 1.87%. Obviously, a flight from fear has fueled the fascination with these “safe” instruments, but we very much like how dividend yields on stocks compare. Indeed, the yield on the S&P 500, where 344 members lifted their payouts last year, now stands at 2.31%.

Certainly, the immediate future is as uncertain as ever, but we think that lower share prices have discounted much weaker economic growth and other negatives that may not materialize. For example, Q4 earnings generally have been healthy as Bloomberg states that with 244 S&P 500 members having turned in results as of Feb. 2, 76.6% have topped analyst EPS expectations. True, revenue growth has been disappointing and management teams have been cautious in their 2016 outlooks, given the impediment of the strong dollar, but both Bloomberg and Standard & Poor’s are now estimating that operating EPS for the S&P 500 will rise to more than $120 this year, up nicely over 2015. Anything can happen, of course, but history shows that stock prices eventually follow earnings.

In Conclusion

We have braced ourselves for increased volatility, and we know that many are suggesting that the long-awaited pullback is imminent, but we have long been comfortable with our basic risk mitigation tools of patiently buying and seeking to harvest a broadly diversified portfolio of undervalued stocks, generally of dividend-paying companies, while modestly ebbing and flowing

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our cash position. True, we would love to avoid the next big downturn, but we know that more money has been lost in anticipation of a correction than has been lost in the corrections themselves. Only by accepting that these events are a normal part of the process can we seek to achieve overall long-term returns that assist investors in meeting their financial goals.

**********

We pride ourselves on our educational heritage and we are always striving to keep shareholders and prospective shareholders abreast of our thinking. While many are receiving our philosophical musings via their subscriptions to The Prudent Speculator newsletter, we encourage those who are not subscribers to e-mail us at info@alfrank.com for additional information and to sign up for our free electronic offerings.

All of us at Al Frank Asset Management thank you for your continued loyalty and patronage. We appreciate the faith you have shown in us, and I am proud to say that I continue to invest my own money right alongside our shareholders in both of our Funds.

Sincerely,

John Buckingham

The Russell 3000 Index measures the performance of 3,000 publicly held US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The S&P 500 Index (Large Cap Equity) measures the performance of the large capitalization sector of the U.S. equity market and is considered one of the best representations of the domestic economy.

The S&P MidCap 400 Index is a stock market index from S&P Dow Jones Indices. The index serves as a barometer for the U.S. mid-cap equities sector and is the most widely followed mid-cap index in existence.

The S&P SmallCap 600 Index is a stock market index from Standard & Poor’s. It covers roughly the small-cap range of US stocks, using a capitalization-weighted index.

The S&P 500 Value Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500 Index that exhibit strong value characteristics.

The S&P 500 Pure Value Index is a style-concentrated index designed to track the performance of stocks that exhibit the strongest value characteristics by using a style-attractiveness-weighting scheme.

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The SSE Composite Index is a stock market index of all stocks (A shares and B shares) that are traded at the Shanghai Stock Exchange.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

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Al Frank Funds
Portfolio Review (Unaudited)
December 31, 2015

Al Frank Fund

Comparison of the change in value of a hypothetical $10,000 investment in Al Frank Fund - Investor Class vs. the Russell 3000 Index and the S&P 500 Index.

Average Annual Total Return As of 12.31.15 (1)

	Al Frank	Al Frank
	Fund -	Fund -	Russell	S&P
	Investor	Advisor	3000®	500®
	Class *	Class**	Index	Index
1 year	(6.36)%	(6.09)%	0.48%	1.38%
5 years (Annualized)	8.65%	8.92%	12.18%	12.57%
10 years (Annualized)	4.59%	N/A	7.35%	7.31%
Since 1.2.98 inception (Annualized)	9.78%	N/A	6.39%	6.15%
Since 4.30.06 inception (Annualized)	N/A	4.03%	6.92%	6.96%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 1.57% for the Investor Class and 1.32% for the Advisor Class, respectively, per the May 1, 2015 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.49% for the Investor Class and 1.24% for the Advisor Class, respectively.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations on January 2, 1998.

**	Commencement of operations on April 30, 2006.

(1)	Average Annual Total Return represents the average change in account value over the periods indicated.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization.

The S&P 500 Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Indices do no incur expenses and are not available for investment.

Al Frank Funds
Portfolio Review (Unaudited)
December 31, 2015

Al Frank Dividend Value Fund

Comparison of the change in value of a hypothetical $10,000 investment in Al Frank Dividend Value Fund - Investor Class vs. the Russell 3000 Index and the S&P 500 Index.

Average Annual Total Return As of 12.31.15 (1)

	Al Frank	Al Frank
	Dividend	Dividend
	Value Fund -	Value Fund -	Russell	S&P
	Investor	Advisor	3000®	500®
	Class *	Class**	Index	Index
1 year	(5.70)%	(5.47)%	0.48%	1.38%
5 years (Annualized)	8.25%	8.52%	12.18%	12.57%
10 years (Annualized)	4.80%	N/A	7.35%	7.31%
Since 9.30.04 inception (Annualized)	5.93%	N/A	8.00%	7.76%
Since 4.30.06 inception (Annualized)	N/A	4.11%	6.92%	6.96%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data for the most recent month-end is available at www.alfrankfunds.com. The Fund’s total annual operating expenses are 2.01% for the Investor Class and 1.75% for the Advisor Class, respectively, per the May 1, 2015 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.98% for the Investor Class and 1.73% for the Advisor Class, respectively.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations on September 30, 2004.

**	Commencement of operations on April 30, 2006.

(1)	Average Annual Total Return represents the average change in account value over the periods indicated.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization.

The S&P 500 Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Indices do no incur expenses and are not available for investment.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2015

Shares		Value
	COMMON STOCKS - 97.11%
	CONSUMER DISCRETIONARY - 15.08%
	Auto Parts & Equipment - 1.54%
35,000	Goodyear Tire & Rubber Co.	$1,143,450

	Auto Manufacturers - 1.03%
22,500	General Motors Co.	765,225

	Hotels, Restaurants & Leisure - 2.07%
15,200	Royal Caribbean Cruises Ltd.	1,538,392

	Household Durables - 2.46%
40,000	M.D.C. Holdings, Inc.	1,021,200
5,500	Whirlpool Corp.	807,785
		1,828,985
	Media - 3.93%
20,000	Comcast Corp. - Class A	1,128,600
17,000	Walt Disney Co.	1,786,360
		2,914,960
	Multiline Retail - 1.03%
16,000	Kohl’s Corp.	762,080

	Specialty Retail - 3.02%
60,000	American Eagle Outfitters	930,000
22,000	Coach, Inc.	720,060
25,000	DSW, Inc. - Class A	596,500
		2,246,560
	Total Consumer Discretionary (Cost $6,787,720)	11,199,652

	CONSUMER STAPLES - 5.66%
	Discount Stores - 2.14%
11,700	Target Corp.	849,537
12,000	Wal-Mart Stores, Inc.	735,600
		1,585,137
	Food Products - 3.52%
35,000	Archer-Daniels-Midland Co.	1,283,800
25,000	Tyson Foods, Inc. - Class A	1,333,250
		2,617,050
	Total Consumer Staples (Cost $2,545,869)	4,202,187

	ENERGY - 7.67%
	Energy Equipment & Services - 0.93%
15,000	Baker Hughes, Inc.	692,250

	Marine Shipping - 1.45%
65,000	Ship Finance International Ltd. (b)	1,077,050

	Oil, Gas & Consumable Fuels - 4.02%
17,500	Ensco PLC (b)	269,325
10,000	Exxon Mobil Corp.	779,500
22,000	HollyFrontier Corp.	877,580
30,000	Teekay Shipping Corp. (b)	296,100
17,000	Total SA - ADR	764,150
		2,986,655

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2015 (Continued)

Shares		Value
	Oilfield Services/Equipment - 1.27%
17,000	Bristow Group, Inc.	$440,300
15,000	National Oilwell Varco, Inc.	502,350
		942,650
	Total Energy (Cost $6,448,501)	5,698,605

	FINANCIALS - 18.05%
	Capital Markets - 1.94%
35,000	Bank of New York Mellon Corp.	1,442,700

	Commercial Banks - 7.68%
26,000	BB&T Corp.	983,060
13,000	Capital One Financial Corp.	938,340
30,000	Fifth Third Bancorp.	603,000
75,000	Old National Bancorp	1,017,000
9,000	PNC Financial Services Group, Inc.	857,790
24,000	Wells Fargo & Co.	1,304,640
		5,703,830
	Diversified Financial Services - 2.22%
25,000	JPMorgan Chase & Co.	1,650,750

	Insurance - 4.10%
17,000	Axis Capital Holdings Ltd. (b)	955,740
18,000	MetLife, Inc.	867,780
15,000	Prudential Financial, Inc.	1,221,150
		3,044,670
	Real Estate Investment Trusts (REITs) - 2.11%
48,000	BioMed Realty Trust, Inc.	1,137,120
15,000	The Geo Group, Inc.	433,650
		1,570,770
	Total Financials (Cost $7,937,442)	13,412,720

	HEALTH CARE - 11.12%
	Biotechnology - 3.60%
8,000	Amgen, Inc.	1,298,640
2,000	Biogen Idec, Inc. (a)	612,700
7,500	Gilead Sciences, Inc.	758,925
		2,670,265
	Health Care Equipment & Supplies - 0.92%
18,000	Baxter International, Inc.	686,700

	Health Care Providers & Services - 2.33%
16,000	Aetna, Inc.	1,729,920
129	Healthsouth Corporation (a)	1
		1,729,921
	Pharmaceuticals - 4.27%
15,000	Abbott Laboratories	673,650
18,000	Baxalta, Inc.	702,540
10,000	Johnson & Johnson	1,027,200
18,000	Sanofi - ADR	767,700
		3,171,090
	Total Health Care (Cost $4,999,071)	8,257,976

	INDUSTRIALS - 12.55%
	Construction & Engineering - 2.94%
10,000	Caterpillar, Inc.	679,600
16,000	Fluor Corp.	755,520
45,000	Tutor Perini Corp. (a)	753,300
		2,188,420
	Environmental Services - 1.44%
20,000	Waste Management, Inc.	1,067,400

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2015 (Continued)

Shares		Value
	Farm - 1.79%
6,000	Cummins, Inc.	$528,060
10,500	Deere & Co.	800,835
		1,328,895
	Human Resource & Employment Services - 1.93%
17,000	ManpowerGroup, Inc.	1,432,930

	Machinery - 2.32%
17,000	Eaton Corp. PLC	884,680
35,000	Trinity Industries, Inc.	840,700
		1,725,380
	Marine - 0.42%
180,000	Navios Maritime Holdings, Inc. (b)	315,000

	Road & Rail - 1.71%
15,000	Norfolk Southern Corp.	1,268,850

	Total Industrials (Cost $8,676,000)	9,326,875

	INFORMATION TECHNOLOGY - 17.04%
	Communications Equipment - 1.46%
40,000	Cisco Systems, Inc.	1,086,200

	Computers & Peripherals - 4.49%
17,000	Apple, Inc.	1,789,420
25,000	Lexmark International, Inc. - Class A	811,250
20,000	Seagate Technology PLC	733,200
		3,333,870
	Electronic Equipment, Instruments & Components - 2.74%
55,000	Corning, Inc.	1,005,400
50,000	Benchmark Electronics, Inc. (a)	1,033,500
		2,038,900
	IT Services - 1.11%
6,000	International Business Machines Corp.	825,720

	Semiconductors & Semiconductor Equipment - 2.57%
40,000	Intel Corp.	1,378,000
60,000	Marvell Technology Group Ltd. (b)	529,200
		1,907,200
	Software - 4.67%
30,000	CA, Inc.	856,800
32,000	Microsoft Corp.	1,775,360
23,000	Oracle Corporation	840,190
		3,472,350
	Total Information Technology (Cost $7,842,011)	12,664,240

	MATERIALS - 3.85%
	Chemicals - 2.74%
20,000	Celanese Corp. - Class A	1,346,600
25,000	The Mosaic Company	689,750
		2,036,350
	Metals & Mining - 1.11%
25,000	Newmont Mining Corp.	449,750
200,000	Yamana Gold, Inc. (b)	372,000
		821,750
	Total Materials (Cost $2,995,864)	2,858,100

See accompanying notes to financial statements.

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2015 (Continued)

Shares		Value
	TELECOMMUNICATION SERVICES - 3.94%
	Diversified Telecommunication Services - 3.94%
30,000	Nippon Telegraph & Telephone Corp. - ADR	$1,192,200
50,500	Symantec Corporation	1,060,500
70,000	Telefonaktiebolaget LM Ericsson - ADR	672,700
		2,925,400
	Total Telecommunication Services (Cost $2,660,098)	2,925,400

	UTILITIES - 2.15%
	Electric Integrated - 2.15%
8,000	Duke Energy Corp.	571,120
15,000	Entergy Corporation	1,025,400
		1,596,520
	Total Utilities (Cost $1,501,667)	1,596,520

	TOTAL COMMON STOCKS (Cost $52,394,243)	72,142,275

	SHORT-TERM INVESTMENTS - 2.20%
	Money Market Fund - 2.20%

1,635,986	Invesco STIT-STIC Prime Portfolio, Institutional Class, 0.26% (c)	1,635,986
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,635,986)	1,635,986

	Total Investments (Cost $54,030,229) - * 99.31%	$73,778,261
	Other assets less liabilities: 0.69%	511,228
	NET ASSETS: 100.00%	$74,289,489

*	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $53,953,238 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$24,016,323
Unrealized Depreciation:	(4,191,300)
Net Unrealized Appreciation:	$19,825,023

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	U.S. traded security of a foreign issuer.

(c)	Rate shown is the 7-day annualized yield as of December 31, 2015.

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2015

Shares		Value
	COMMON STOCKS - 95.75%
	CONSUMER DISCRETIONARY - 15.42%
	Auto Manufacturers - 1.01%
4,600	Goodyear Tire & Rubber Co.	$150,282

	Auto Manufacturers - 1.33%
6,200	Honda Motor Co. Ltd. - ADR	197,966

	Household Durables - 2.36%
8,000	M.D.C. Holdings, Inc.	204,240
1,000	Whirlpool Corp.	146,870
		351,110
	Health and Personal Care Stores - 1.26%
11,000	PetMed Express, Inc.	188,540

	Household Products - 1.54%
1,800	Kimberly-Clark Corp.	229,140

	Media - 2.73%
3,500	Comcast Corp. - Class A	197,505
2,000	Walt Disney Co.	210,160
		407,665
	Specialty Retail - 5.19%
11,000	American Eagle Outfitters, Inc.	170,500
5,000	Coach, Inc.	163,650
6,000	DSW, Inc. - Class A	143,160
18,000	Stage Stores, Inc.	163,980
14,000	Staples, Inc.	132,580
		773,870
	Total Consumer Discretionary (Cost $1,899,982)	2,298,573

	CONSUMER STAPLES - 4.61%
	Discount Stores - 1.03%
2,500	Wal-Mart Stores, Inc.	153,250

	Food Products - 2.23%
5,000	Archer-Daniels-Midland Co.	183,400
2,800	Tyson Foods, Inc. - Class A	149,324
		332,724
	Tobacco - 1.35%
3,600	Universal Corp.	201,888

	Total Consumer Staples (Cost $491,774)	687,862

	ENERGY - 6.98%
	Marine Shipping - 1.11%
10,000	Ship Finance International Ltd. (a)	165,700

	Oil, Gas & Consumable Fuels - 4.86%
3,800	Eni S.p.A - ADR	113,240
6,500	Ensco PLC - Class A (a)	100,035
2,400	Exxon Mobil Corp.	187,080
4,400	HollyFrontier Corp.	175,516
3,300	Total SA - ADR	148,335
		724,206
	Oil & Gas Services - 1.01%
4,500	National Oilwell Varco, Inc.	150,705

	Total Energy (Cost $1,259,605)	1,040,611

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2015 (Continued)

Shares		Value
	FINANCIALS - 17.49%
	Commercial Banks - 3.47%
7,500	BB&T Corp.	$283,575
4,300	Wells Fargo & Co.	233,748
		517,323
	Diversified Financial Services - 3.36%
4,400	JPMorgan Chase & Co.	290,532
16,000	KeyCorp	211,040
		501,572
	Insurance - 4.96%
3,700	Allstate Corp.	229,733
2,800	Prudential Financial, Inc.	227,948
2,500	The Travelers Companies, Inc.	282,150
		739,831
	Investment Banks/Brokers - 2.02%
900	Goldman Sachs Group, Inc.	162,207
3,500	HSBC Holdings PLC - ADR	138,145
		300,352
	Real Estate Investment Trusts (REITS) - 3.68%
35,000	Anworth Mortgage Asset Corp.	152,250
10,000	BioMed Realty Trust, Inc.	236,900
5,500	The Geo Group, Inc.	159,005
		548,155
	Total Financials (Cost $2,011,217)	2,607,233

	HEALTH CARE - 12.37%
	Biotechnology - 2.96%
1,600	Amgen, Inc.	259,728
1,800	Gilead Sciences, Inc.	182,142
		441,870
	Health Care Equipment & Supplies - 1.81%
3,500	Medtronic, Inc. (a)	269,220

	Health Care Providers & Services - 1.74%
2,400	Aetna, Inc.	259,488

	Pharmaceuticals - 5.86%
3,700	Abbott Laboratories	166,167
1,700	Johnson & Johnson	174,624
3,000	Merck & Co., Inc.	158,460
6,300	Pfizer, Inc.	203,364
4,000	Sanofi Synthelabo SA - ADR	170,600
		873,215
	Total Health Care (Cost $1,428,062)	1,843,793

	INDUSTRIALS - 13.79%
	Construction & Engineering - 0.93%
2,035	Caterpillar, Inc.	138,298

	Electronic Components - 2.78%
15,000	AVX Corp.	182,100
10,000	Jabil Circuit, Inc.	232,900
		415,000
	Environmental Services - 1.79%
5,000	Waste Management, Inc.	266,850

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2015 (Continued)

Shares		Value
	Farm - 2.13%
1,600	Cummins, Inc.	$140,816
2,310	Deere & Co.	176,184
		317,000
	Human Resource & Employment Services - 1.35%
2,400	Manpowergroup, Inc.	202,296

	Machinery - 3.56%
3,500	American Railcar Industries, Inc.	161,980
4,000	Eaton Corp. PLC	208,160
5,153	General Electric Co.	160,516
		530,656
	Road & Rail - 1.25%
2,200	Norfolk Southern Corp.	186,098

	Total Industrials (Cost $1,744,819)	2,056,198

	INFORMATION TECHNOLOGY - 15.71%
	Communications Equipment - 1.82%
10,000	Cisco Systems, Inc.	271,550

	Computers & Peripherals - 4.17%
2,800	Apple, Inc.	294,728
5,000	Lexmark International, Inc. - Class A	162,250
4,500	Seagate Technology PLC	164,970
		621,948
	Electronic Equipment, Instruments & Components - 1.47%
12,000	Corning, Inc.	219,360

	IT Services - 1.01%
1,100	International Business Machines Corp.	151,382

	Semiconductors & Semiconductor Equipment - 2.82%
9,000	Intel Corp.	310,050
2,200	QUALCOMM, Inc.	109,967
		420,017
	Software - 4.42%
6,000	CA, Inc.	171,360
5,000	Microsoft Corp.	277,400
13,000	Quality Systems, Inc.	209,560
		658,320
	Total Information Technology (Cost $1,597,951)	2,342,577

	MATERIALS - 2.43%
	Chemicals - 1.08%
1,800	Agrium, Inc. (a)	160,812

	Metals & Mining - 1.35%
2,500	BHP Billiton Ltd. - ADR	64,400
3,500	Newmont Mining Corp.	62,965
40,000	Yamana Gold, Inc. (a)	74,400
		201,765
	Total Materials (Cost $667,510)	362,577

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2015 (Continued)

Shares		Value
	TELECOMMUNICATION SERVICES - 5.57%
	Diversified Telecommunication Services - 5.57%
6,000	AT&T, Inc.	$206,460
6,000	Nippon Telegraph & Telephone Corp. - ADR	238,440
11,000	Symantec Corporation	231,000
16,000	Telefonaktiebolaget LM Ericsson - ADR	153,760
	Total Telecommunication Services (Cost $754,465)	829,660

	UTILITIES - 1.38%
	Electric Integrated - 1.38%
3,000	Entergy Corp.	205,080
	Total Utilities (Cost $191,123)	205,080

	TOTAL COMMON STOCKS (Cost $12,046,508)	14,274,164

	SHORT-TERM INVESTMENTS - 4.43%
	Money Market Funds - 4.43%
659,881	Invesco STIT-STIC Prime Portfolio, Institutional Class, 0.26% (b)	659,881
	TOTAL SHORT-TERM INVESTMENTS (Cost $659,881)	659,881

	Total Investments (Cost $12,706,389)* 100.18%	$14,934,045
	Liabilities in excess of other assets: (0.18)%	(26,564)
	NET ASSETS: 100.00%	$14,907,481

*	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,687,607 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$3,374,243
Unrealized Depreciation:	(1,127,805)
Net Unrealized Appreciation:	$2,246,438

ADR - American Depositary Receipt

(a)	U.S. traded security of a foreign issuer.

(b)	Rate shown is the 7-day annualized yield as of December 31, 2015.

See accompanying notes to financial statements.

Al Frank Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2015

		Al Frank
		Dividend Value
	Al Frank Fund	Fund
ASSETS
Investments in securities, at value (cost $54,030,229 and $12,706,389, respectively)	$73,778,261	$14,934,045
Receivables:
Securities sold	538,988	311,497
Dividends and interest	69,436	26,234
Fund shares sold	15,562	2,800
Prepaid expenses	37,351	26,662
Total assets	74,439,598	15,301,238

LIABILITIES
Payables:
Due to Advisor	55,506	13,017
Fund shares redeemed	49,601	630
Distribution fees	15,545	3,107
Payable to Related Parties	7,928	806
Securities purchased	—	355,879
Accrued expenses	21,529	20,318
Total liabilities	150,109	393,757
NET ASSETS	$74,289,489	$14,907,481

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class
Net assets applicable to shares outstanding	$71,469,899	$14,501,824
Shares issued and outstanding (unlimited number of shares (par value $0.01) authorized)	3,381,936	1,264,244
Net asset value (net assets/shares outstanding), offering and redemption price per share (a)	$21.13	$11.47

Advisor Class
Net assets applicable to shares outstanding	$2,819,590	$405,657
Shares issued and outstanding (unlimited number of shares (par value $0.01) authorized)	133,260	35,598
Net asset value (net assets/shares outstanding), offering and redemption price per share (a)	$21.16	$11.40

COMPONENTS OF NET ASSETS
Paid-in capital	$54,464,466	$13,189,179
Undistributed net investment income	76,991	18,782
Accumulated net realized gain/(loss) on investments	—	(528,136)
Net unrealized appreciation on investments	19,748,032	2,227,656
Net assets	$74,289,489	$14,907,481

(a)	Redemption of shares held less than 60 days may be assessed a fee of 2.00%

See accompanying notes to financial statements.

Al Frank Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2015

		Al Frank
		Dividend Value
	Al Frank Fund	Fund
INVESTMENT INCOME
Income
Dividends (Net of witholding taxes of $30,426 and $6,658)	$2,081,475	$449,296
Interest	2,970	665
Total investment income	2,084,445	449,961
Expenses
Advisory fees	841,946	161,494
Distribution fees - Investor Class	202,101	39,295
Administration & fund accounting fees	69,972	16,443
Legal fees	46,417	9,865
Transfer agent fees and expenses	43,497	10,180
Registration expense	40,000	38,000
Reports to shareholders	30,624	6,907
Chief Compliance Officer fee	16,191	3,191
Audit fees	14,000	14,000
Trustee fees	8,424	8,323
Non 12b-1 shareholder servicing	4,659	553
Custody fees	3,675	3,609
Insurance	2,768	442
Miscellaneous	1,022	1,030
Total expenses	1,325,296	313,332
Less: Advisory fees waived by Advisor	(68,226)	—
Plus: Advisory fees recaptured by the Advisor	—	6,579
Net expenses	1,257,070	319,911
Net investment income	827,375	130,050

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments	5,030,036	396,941
Net change in unrealized depreciation on investments	(11,001,962)	(1,453,673)
Net realized and unrealized loss on investments	(5,971,926)	(1,056,732)
Net decrease in net assets resulting from operations	$(5,144,551)	$(926,682)

See accompanying notes to financial statements.

Al Frank Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$827,375	$977,575
Net realized gain on investments	5,030,036	8,705,483
Net change in unrealized depreciation on investments	(11,001,962)	(4,701,042)
Net increase (decrease) in net assets resulting from operations	(5,144,551)	4,982,016

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(746,345)	(993,348)
Advisor Class	(37,030)	(56,815)
From net realized gain on investments
Investor Class	(5,355,621)	(8,501,403)
Advisor Class	(209,014)	(397,450)
From return of capital
Investor Class	(88,830)	—
Advisor Class	(3,467)	—
Total distributions to shareholders	(6,440,307)	(9,949,016)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	(4,893,693)	2,441,997
Total decrease in net assets	(16,478,551)	(2,525,003)

NET ASSETS
Beginning of year	90,768,040	93,293,043
End of year	$74,289,489	$90,768,040
Undistributed net investment income	$76,991	$55,636

(a)	A summary of share transactions is as follows:

Investor Class

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	245,984	$5,890,332	225,615	$6,011,582
Shares issued on reinvestment of distributions	288,832	6,016,370	378,666	9,303,823
Shares redeemed*	(665,398)	(15,945,846)	(468,744)	(12,490,554)
Net increase (decrease)	(130,582)	$(4,039,144)	135,537	$2,824,851

* Net of redemption fees of		$3,157		$1,198

Advisor Class

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	7,573	$184,671	7,503	$208,491
Shares issued on reinvestment of distributions	11,855	247,292	18,328	450,877
Shares redeemed*	(52,036)	(1,286,512)	(38,549)	(1,042,222)
Net decrease	(32,608)	$(854,549)	(12,718)	$(382,854)

* Net of redemption fees of		$133		$57

See accompanying notes to financial statements.

Al Frank Dividend Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$130,050	$137,740
Net realized gain on investments	396,941	1,375,869
Net change in unrealized depreciation on investments	(1,453,673)	(939,149)
Net increase (decrease) in net assets resulting from operations	(926,682)	574,460

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(124,012)	(127,252)
Advisor Class	(4,595)	(4,725)
From net realized gain on investments
Investor Class	(1,036,053)	(1,658,001)
Advisor Class	(29,154)	(46,426)
Total distributions to shareholders	(1,193,814)	(1,836,404)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	317,288	795,065
Total decrease in net assets	(1,803,208)	(466,879)

NET ASSETS
Beginning of year	16,710,689	17,177,568
End of year	$14,907,481	$16,710,689
Undistributed net investment income	$18,782	$24,420

(a)	A summary of share transactions is as follows:

Investor Class

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	56,111	$744,293	45,837	$648,603
Shares issued on reinvestment of distributions	100,192	1,131,167	131,281	1,725,036
Shares redeemed*	(122,833)	(1,597,393)	(104,625)	(1,529,991)
Net increase	33,470	$278,067	72,493	$843,648

* Net of redemption fees of		$129		$75

Advisor Class

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,766	$23,586	2,067	$29,804
Shares issued on reinvestment of distributions	3,008	33,749	3,916	51,150
Shares redeemed*	(1,435)	(18,114)	(9,268)	(129,537)
Net increase (decrease)	3,339	$39,221	(3,285)	$(48,583)

* Net of redemption fees of		$3		$2

See accompanying notes to financial statements.

Al Frank Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each year
Investor Class

	Year Ended December 31,
	2015	2014		2013	2012	2011

Net asset value, beginning of year	$24.67	$26.24		22.25	$20.44	$27.49

Income from investment operations:
Net investment income ^	0.24	0.28		0.26	0.38	0.16
Net realized and unrealized gain/(loss) on investments	(1.83)	1.13		7.77	3.14	(1.42)
Total from investment operations	(1.59)	1.41		8.03	3.52	(1.26)

Less distributions:
From net investment income	(0.23)	(0.31)		(0.28)	(0.42)	(0.21)
From net realized gain on investments	(1.69)	(2.67)		(3.76)	(1.29)	(5.58)
From return of capital	(0.03)	—		—	—	—
Total distributions	(1.95)	(2.98)		(4.04)	(1.71)	(5.79)

Redemption fees retained ^ #	0.00	0.00		0.00	0.00	0.00

Net asset value, end of year	$21.13	$24.67	(a)	26.24	$22.25	$20.44

Total return (b)	-6.32%	5.43	% (c)	37.06%	17.26%	-4.64%

Ratios/supplemental data:
Net assets, end of year (thousands)	$71,470	$86,670		$88,602	$75,557	$81,168
Ratio of expenses to average net assets:
Before fee waivers	1.58%	1.57%		1.55%	1.70%	1.67%
After fee waivers	1.49%	1.49%		1.49%	1.49%	1.49%
Ratio of net investment income to average net assets:
Before fee waivers	0.88%	0.96%		0.95%	1.50%	0.40%
After fee waivers	0.96%	1.04%		1.00%	1.71%	0.58%
Portfolio turnover rate	12.38%	17.85%		18.70%	10.77%	34.88%

^	Based on average shares outstanding.

#	Amounts are less than $0.01.

(a)	The NAV and offering price shown above differs from the traded NAV on December 31, 2014 due to financial statement rounding and/or financial statement adjustments made in accordance with accounting principals generally accepted in the U.S.

(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(c)	Total returns are calculated using the adjusted NAV on December 31, 2014.

See accompanying notes to financial statements.

Al Frank Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each year
Advisor Class

	Year Ended December 31,
	2015		2014		2013		2012	2011

Net asset value, beginning of year	$24.71		$26.27		22.27		$20.46	$27.52

Income from investment operations:
Net investment income ^	0.29		0.35		0.33		0.45	0.22
Net realized and unrealized gain/(loss) on investments	(1.82)		1.14		7.78		3.13	(1.42)
Total from investment operations	(1.53)		1.49		8.11		3.58	(1.20)

Less distributions:
From net investment income	(0.30)		(0.38)		(0.35)		(0.48)	(0.28)
From net realized gain on investments	(1.69)		(2.67)		(3.76)		(1.29)	(5.58)
From return of capital	(0.03)		—		—		—	—
Total distributions	(2.02)		(3.05)		(4.11)		(1.77)	(5.86)

Redemption fees retained	0.00	^ #	0.00	^ #	0.00	^ #	—	—

Net asset value, end of year	$21.16		$24.71		26.27		$22.27	$20.46

Total return (a)	-6.09%		5.73%		37.39%		17.55%	-4.40%

Ratios/supplemental data:
Net assets, end of year (thousands)	$2,820		$4,098		$4,691		$3,592	$2,886
Ratio of expenses to average net assets:
Before fee waivers	1.32%		1.32%		1.29%		1.45%	1.42%
After fee waivers	1.24%		1.24%		1.24%		1.24%	1.24%
Ratio of net investment income to average net assets:
Before fee waivers	1.12%		1.20%		1.20%		1.81%	0.64%
After fee waivers	1.21%		1.28%		1.26%		2.02%	0.82%
Portfolio turnover rate	12.38%		17.85%		18.70%		10.77%	34.88%

^	Based on average shares outstanding.

#	Amount are less than $0.01.

(a)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each year
Investor Class

	Year Ended December 31,
	2015		2014		2013		2012		2011

Net asset value, beginning of year	$13.23		$14.39		$12.31		$10.96		$11.54

Income from investment operations:
Net investment income ^	0.12		0.12		0.12		0.21		0.09
Net realized and unrealized gain/(loss) on investments	(0.89)		0.36		4.15		1.67		(0.56)
Total from investment operations	(0.77)		0.48		4.27		1.88		(0.47)

Less distributions:
From net investment income	(0.11)		(0.12)		(0.14)		(0.22)		(0.11)
From net realized gain on investments	(0.88)		(1.52)		(2.05)		(0.31)		—
Total distributions	(0.99)		(1.64)		(2.19)		(0.53)		(0.11)

Redemption fees retained ^#	0.00		0.00		0.00		0.00		0.00

Net asset value, end of year	$11.47		$13.23		$14.39		$12.31		$10.96

Total return	-5.70%		3.36	% (a)	35.65	% (a)	17.20	% (a)	-4.09	% (a)

Ratios/supplemental data:
Net assets, end of year (thousands)	$14,502		$16,286		$16,669		$13,923		$14,209
Ratio of expenses to average net assets:
Before fee waivers	1.94	% (b)	2.01%		2.01%		2.58%		2.41%
After fee waivers/Recoupments	1.98	% (c)	1.98%		1.98%		1.98%		1.98%
Ratio of net investment income to average net assets:
Before fee waivers	0.88%		0.77%		0.82%		1.12%		0.39%
After fee waivers/Recoupments	0.84%		0.80%		0.85%		1.72%		0.82%
Portfolio turnover rate	15.05%		16.84%		24.89%		10.84%		37.24%

^	Based on average shares outstanding.

#	Amounts are less than $0.01.

(a)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(b)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(c)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

See accompanying notes to financial statements.

Al Frank Dividend Value Fund
F I N A N C I A L H I G H L I G H T S
For a share outstanding throughout each year
Advisor Class

	Year Ended December 31,
	2015		2014		2013		2012		2011

Net asset value, beginning of year	$13.16		$14.32		$12.26		$10.92		$11.50

Income from investment operations:
Net investment income^	0.15		0.15		0.16		0.25		0.12
Net realized and unrealized gain/(loss) on investments	(0.89)		0.36		4.13		1.65		(0.56)
Total from investment operations	(0.74)		0.51		4.29		1.90		(0.44)

Less distributions:
From net investment income	(0.14)		(0.15)		(0.18)		(0.25)		(0.14)
From net realized gain on investments	(0.88)		(1.52)		(2.05)		(0.31)		—
Total distributions	(1.02)		(1.67)		(2.23)		(0.56)		(0.14)

Redemption fees retained	0.00	^ #	0.00	^ #	0.00	^ #	—		—

Net asset value, end of year	$11.40		$13.16		$14.32		$12.26		$10.92

Total return	-5.47%		3.65	% (a)	35.97	% (a)	17.49	% (a)	-3.83	% (a)

Ratios/supplemental data:
Net assets, end of year (thousands)	$406		$424		$509		$377		$282
Ratio of expenses to average net assets:
Before fee waivers	1.69	% (b)	1.75%		1.75%		2.33%		2.16%
After fee waivers/Recoupments	1.73	% (c)	1.73%		1.73%		1.73%		1.73%
Ratio of net investment income to average net assets:
Before fee waivers	1.27%		1.03%		1.09%		1.45%		0.62%
After fee waivers/Recoupments	1.23%		1.06%		1.11%		2.05%		1.05%
Portfolio turnover rate	15.05%		16.84%		24.89%		10.84%		37.24%

^	Based on average shares outstanding.

#	Amounts are less than $0.01.

(a)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(b)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(c)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

See accompanying notes to financial statements.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2015

NOTE 1 - ORGANIZATION

The Al Frank Fund and the Al Frank Dividend Value Fund (the “Funds”) are each diversified series of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The investment objective of the Al Frank Fund is long-term capital appreciation. The investment objectives of the Al Frank Dividend Value Fund are long-term total return from both capital appreciation and, secondarily, dividend income. The Al Frank Fund Investor and Advisor Classes commenced operations on January 2, 1998 and April 30, 2006, respectively. The Al Frank Dividend Value Fund Investor and Advisor Classes commenced operations on September 30, 2004 and April 30, 2006, respectively.

Advisor Class Shares are offered primarily to qualified registered investment advisors, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class Shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers’ investment in the Funds. The Funds may also be purchased by qualified investors directly through the Funds’ Transfer Agent. Wrap account programs established with broker-dealers or financial intermediaries may purchase Advisor Class Shares only if the program for which the shares are being acquired will not require the Funds to pay any type of distribution or administration payment to any third-party. A registered investment advisor may aggregate all client accounts investing in the Funds to meet the Advisor Class Shares investment minimum.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.	Federal Income Taxes: It is the Funds’ policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012 – 2014, or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Nebraska. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund’s shares based upon their relative net assets on the date income is earned or expenses, realized and unrealized gains and losses are incurred.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2015 (Continued)

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment. Dividends and distributions to shareholders are recorded on ex-dividend date.

D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. For the year ended December 31, 2015, the Al Frank Fund and the Al Frank Dividend Value Fund assessed $3,290 and $132, respectively, in redemption fees.

F.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

G.	Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 - SECURITIES VALUATION

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2015 (Continued)

Fair Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2015 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for the Funds’ assets measured at fair value:

Al Frank Fund

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$11,199,652	$—	$—	$11,199,652
Consumer Staples	4,202,187	—	—	4,202,187
Energy	5,698,605	—	—	5,698,605
Financials	13,412,720	—	—	13,412,720
Health Care	8,257,976	—	—	8,257,976
Industrials	9,326,875	—	—	9,326,875
Information Technology	12,664,240	—	—	12,664,240
Materials	2,858,100	—	—	2,858,100
Telecommunication Services	2,925,400	—	—	2,925,400
Utilities	1,596,520	—	—	1,596,520
Total Common Stocks	72,142,275	—	—	72,142,275
Short-Term Investments	1,635,986	—	—	1,635,986
Total Investments	$73,778,261	$—	$—	$73,778,261

Al Frank Dividend Value Fund

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$2,298,573	$—	$—	$2,298,573
Consumer Staples	687,862	—	—	687,862
Energy	1,040,611	—	—	1,040,611
Financials	2,607,233	—	—	2,607,233
Health Care	1,843,793	—	—	1,843,793
Industrials	2,056,198	—	—	2,056,198
Information Technology	2,342,577	—	—	2,342,577
Materials	362,577	—	—	362,577
Telecommunication Services	829,660	—	—	829,660
Utilities	205,080	—	—	205,080
Total Common Stocks	14,274,164	—	—	14,274,164
Short-Term Investments	659,881	—	—	659,881
Total Investments	$14,934,045	$—	$—	$14,934,045

Transfers between Levels are recognized at December 31, 2015, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the year ended December 31, 2015

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the year ended December 31, 2015, AFAM Capital, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended December 31, 2015, the Al Frank Fund and the Al Frank Dividend Value Fund incurred $841,946 and $161,494, respectively, in advisory fees.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2015 (Continued)

The Funds are responsible for their own operating expenses. Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2017, to waive a portion of its advisory fee. For the year ended December 31, 2015, the Advisor agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit the Al Frank Fund’s Investor Class aggregate annual operating expenses to 1.49% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.24% of average daily net assets, and the Al Frank Dividend Value Fund’s Investor Class aggregate annual operating expenses to 1.98% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.73% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board’s review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2015, the Advisor reduced its fees in the amount of $68,226 for the Al Frank Fund and recaptured fees in the amount of $6,579 for the Al Frank Dividend Value Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Al Frank Fund		Al Frank Dividend Value Fund
Year	Amount	Year	Amount
2016	$49,208	2016	$4,588
2017	75,389	2017	4,300
2018	68,226	2018	—
	$192,823		$8,888

Distributor - The Board has adopted the Trust’s Master Distribution Plan and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Investor Class shares. The Funds will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2015, the Al Frank Fund – Investor Class and the Al Frank Dividend Value Fund – Investor Class incurred 12b-1 fees of $202,101 and $39,295, respectively. The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended December 31, 2015, the Al Frank Fund – Investor Class and the Al Frank Dividend Value Fund – Investor Class paid the Distributor underwriting fees of $0 and $0, respectively.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2015 (Continued)

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Funds were:

	Purchases	Sales
Al Frank Fund	$10,040,670	$20,093,487
Al Frank Dividend Value Fund	2,320,511	2,942,170

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of portfolio distributions paid for the following years was as follows:

	For the year ended December 31, 2015				For the year ended December 31, 2014
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Al Frank Fund	$925,601	$5,514,706	$—	$6,440,307	$1,181,470	$8,767,546	$—	$9,949,016
Al Frank Dividend Value Fund	128,607	1,065,207	—	1,193,814	109,829	1,726,575	—	1,836,404

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Al Frank Fund	$—	$—	$—	$—	$—	$19,825,023	$19,825,023
Al Frank Dividend Value Fund	—	—	—	—	(528,136)	2,246,438	1,718,302

Differences between undistributed net investment income and net unrealized appreciation on investments for tax purposes are due to adjustments for return of capital distributions from C-Corporations held by the Funds.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Al Frank Dividend Value Fund incurred and elected to defer such capital losses of $528,136.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and adjustments for return of capital distributions from C-Corporations, resulted in reclassification for the Funds for the year ended December 31, 2015 as follows

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Al Frank Fund	$—	$(22,645)	$22,645
Al Frank Dividend Value Fund	(10,858)	(7,081)	17,939

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2015 (Continued)

within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 8 - SUBSEQUENT EVENT

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Al Frank Fund

and Al Frank Dividend Value Fund

and the Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statements of assets and liabilities of Al Frank Fund and Al Frank Dividend Value Fund (the “Funds”), each a series of shares of beneficial interest in Northern Lights Fund Trust II, including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2012 were audited by other auditors whose report dated March 1, 2013, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Al Frank Fund and Al Frank Dividend Value Fund as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 29, 2016

Al Frank Funds

EXPENSE EXAMPLES at December 31, 2015 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both the Investor Class and the Advisor Class at the beginning of the period and held for the entire period (7/1/15 – 12/31/15).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.49% and 1.24% per the operating expenses limitation agreement for the Al Frank Fund Investor Class and Advisor Class, respectively, and 1.98% and 1.73% for the Al Frank Dividend Value Fund Investor Class and Advisor Class, respectively. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

Al Frank Fund – Investor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/15	12/31/15	7/1/15– 12/31/15*

Actual	$1,000.00	$931.50	$7.25

Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Funds

EXPENSE EXAMPLES at December 31, 2015 (Unaudited)(Continued)

Al Frank Fund – Advisor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/15	12/31/15	7/1/15– 12/31/15*

Actual	$1,000.00	$933.00	$6.04

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Dividend Value Fund – Investor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/15	12/31/15	7/1/15– 12/31/15*

Actual	$1,000.00	$934.50	$9.65

Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184(days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Dividend Value Fund – Advisor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/15	12/31/15	7/1/15– 12/31/15*

Actual	$1,000.00	$936.00	$8.44

Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.73%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 21-22, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Al Frank Fund and the Al Frank Dividend Value Fund, (the “Al Frank Funds”) and AFAM Capital, Inc. (“AFAM”) (the “AFAM Advisory Agreement”).

Based on their evaluation of the information provided by AFAM, in conjunction with each Al Frank Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the AFAM Advisory Agreement with respect to the Al Frank Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the AFAM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the AFAM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the AFAM Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the AL Frank Funds. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, select financial information of AFAM, bibliographic information regarding AFAM’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the AFAM Advisory Agreement with respect to each of the AL Frank Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement. In considering the renewal of the AFAM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by AFAM related to the proposed renewal of the AFAM Advisory Agreement with respect to each of the AL Frank Funds, including AFAM’s Form ADV and related schedules, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for each of the AFAM Funds, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of AFAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of AFAM with respect to a series of important questions, including: whether AFAM was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the AL Frank Funds; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with each of the AFAM

Al Frank Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

Funds’ investment limitations, noting that the AFAM’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under AFAM’s compliance program. The Board then reviewed the capitalization of AFAM based on financial information provided by and representations made by AFAM and concluded that AFAM was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to each of the AL Frank Funds. The Board concluded that AFAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the AFAM Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by AFAM to each of the AFAM Funds were satisfactory.

Performance. The Board reviewed the performance of each of Al Frank and Al Frank Dividend Value as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year, ten year and since inception periods ended September 30, 2015, noting that Al Frank underperformed its benchmark, peer group and Morningstar category for the one year and ten year periods, further underperformed its benchmark for the three and five year periods while modestly outperforming its Morningstar category but modestly underperforming its peer group for the three year period and modestly outperforming its peer group but modestly underperforming its Morningstar category for the five year period, and outperformed its benchmark, peer group and Morningstar category for the since inception period. The Board noted that performance was hurt by weaker stock selection and an overweight position in large-caps. The Board reviewed the performance of Al Frank Dividend Value noting that the Fund underperformed its Morningstar category, peer group and benchmark for the one year, three year, five year, ten year and since inception periods ended September 30, 2015. The Board noted that performance was hurt by poor stock selection within certain sectors. After further discussion, the Board concluded that they would continue to monitor the performance of each of the Al Frank Funds.

Fees and Expenses. As to the costs of the services provided by AFAM, the Board discussed the comparison of advisory fees and total operating expense data and reviewed each AL Frank Funds’ advisory fee and overall expenses compared to a peer group comprised of funds constructed by AFAM with similar investment objectives and strategies. The Board noted that the advisory fee for each of the AL Frank Funds was above the peer group average but within each of the respective peer group ranges. The Board reviewed the contractual arrangements for each of the Al Frank Funds, which stated that AFAM had agreed to waive or limit its advisory fee and/or reimburse expenses at least until April 30, 2017, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.24%, and 1.49%, of Al Frank’s average net assets for Adviser shares and Investor shares, respectively, and 1.73% and 1.98% of Al Frank Dividend Value’s average net assets for Adviser shares and Investor shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on AFAM’s experience, expertise and services to be provided to each of the Al Frank Funds, the advisory fee charged by AFAM for each Al Frank Fund and the expense caps for each Al Frank Fund were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to each of the Al Frank Funds based on profitability reports and analyses reviewed by the Board and the selected financial information of AFAM provided by AFAM. After review and discussion, including discussion regarding distribution expenses, the Board concluded the anticipated profit from AFAM’s relationship with each Fund was not excessive.

Economies of Scale. As to the extent to which each of the Al Frank Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the Al Frank Funds, AFAM’s expectations for growth of the

Al Frank Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

Al Frank Funds, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from AFAM as the Trustees believed to be reasonably necessary to evaluate the terms of the AFAM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the AFAM Advisory Agreement, (a) the terms of the AFAM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the AFAM Advisory Agreement is in the best interests of each AL Frank Fund and its shareholders. In considering the renewal of the AFAM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the AFAM Advisory Agreement was in the best interest of each Al Frank Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement.

Al Frank Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services.	34	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	33	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	33	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	33	Orizon Investment Counsel (financial services company) Board Member

Al Frank Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	33	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-263-6443.

12/31/15-NLII-V1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

Advisor

AFAM Capital, Inc.

12117 FM 2244, Bldg. 3, #170

Austin, TX 78738

alfrankfunds.com

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Transfer Agent

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-263-6443 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-263-6443.

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

If you have any questions or need help with your account, call our customer service team at:

888.263.6443

The Al Frank Funds web site contains resources for both current and potential shareholders, including:

●	Performance through the most recent quarter and month-end

●	Applications, including new account forms, IRA and IRA transfer forms

●	Electronic copies of the Prospectus, Annual Report and Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Small company investing involves greater volatility, limited liquidity and other risks.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $25,000

2014 - $24,000

(b)	Audit-Related Fees

2015 – None

2014 - None

(c)	Tax Fees

2015–$4,000

2014- $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015– None

2014- None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015    2014

Audit-Related Fees:      0.00%  0.00%

Tax Fees:      0.00% 0.00%

All Other Fees:      0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015- $4,000
2014- $4,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 03/09/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 03/09/16

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 03/09/16